UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 10, 2024

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 10, 2024, Debra Edwards submitted a written resignation from the board of directors of American Vanguard Corporation (“Registrant” or the “Company”), noting that such resignation was due to her retirement and did not relate to any disagreement with the Company’s operations, policies or practices. Ms. Edwards had served on the Board since 2011 and at the time of her retirement was also a member of both the Risk Committee and the Finance Committee.

On December 11, 2024, the Board appointed Carmen Tiu, age 62, to fill the vacancy left by Ms. Edwards and to serve on the Board until the 2025 Annual Meeting of Shareholders. Ms. Tiu was selected pursuant to an informal search conducted by various members of the Board. Ms. Tiu was appointed to both the Risk Committee and the Finance Committee of the Board. Further, since the beginning of Registrant’s last fiscal year, Ms. Tiu was not, nor was to be, a participant in any transaction or currently proposed transaction, in which the amount involved exceeded $120,000 and in which any related person had or will have a direct or indirect material interest. Ms. Tiu’s compensation for service on the Board and committees will be as per the standard provisions of the Company’s compensation plan for non-management directors.

The information furnished under Item 5.02, Item 8.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 8.01	Other Events

On December 12, 2024, the Company issued a press release in which it announced the retirement of Debra Edwards from the Board and the appointment of Carmen Tiu to the Board to fill that vacancy. The full text of the press release is linked hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated December 12, 2024, of Registrant regarding the retirement of Debra Edwards from, and the appointment of Carmen Tiu to, the Board.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: December 13, 2024

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary